Old Mutual Funds II
Supplement Dated March 1, 2012

This Supplement updates certain information contained in the currently effective Class A, Class C, Class Z and Institutional Class shares Prospectus of Old Mutual Funds II dated July 26, 2011 as supplemented (the “Prospectus”).  You should retain your Prospectus and any supplements for future reference. You may obtain an additional copy of the Prospectus, as supplemented, free of charge, by calling 888-772-2888 or via the Internet at oldmutualfunds.com.

On March 1, 2012, the Board of Trustees of the Old Mutual Heitman REIT Fund, a series portfolio of Old Mutual Funds II (the “Old Mutual Fund”), approved an Agreement and Plan of Reorganization (the “Agreement”) on behalf of the Old Mutual Fund.  Pursuant to the Agreement, the Old Mutual Fund’s assets and liabilities would be transferred to the Heitman REIT Fund, a newly formed series portfolio of the FundVantage Trust (the “FundVantage Fund”) with substantially the same objectives, investment strategies, and risks as the Old Mutual Fund, and shareholders in the Old Mutual Fund would become shareholders of the FundVantage Fund.

Shareholders of the Old Mutual Fund as of the close of business on March 5, 2012 (the “record date”) will be asked to approve the reorganization of the Old Mutual Fund at a shareholder meeting to be held on or about May 16, 2012.  If approved by shareholders and other closing conditions are satisfied, all of the assets and liabilities of the Old Mutual Fund will become the assets and liabilities of the FundVantage Fund, shareholders in the Old Mutual Fund will become shareholders in the FundVantage Fund, and the reorganization would be expected to occur following the close of business May 18, 2012.

Effective March 2, 2012, Institutional Class shares of the Old Mutual Fund will be closed to new investors through both purchase and exchange.

A proxy statement providing notice of the shareholder meeting and details of the proposed reorganizations will be mailed to Old Mutual Fund shareholders as of the record date.  The proxy statement will also be available on the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Old Mutual Funds at 888-772-2888.

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Distributed by Old Mutual Investment Partners
R-12-014  03/2012